UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2024

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

SEMI-ANNUAL REPORT February 29, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2023, through February 29, 2024, as provided by the fund’s primary portfolio managers, Kevin Cronk and Chris Barris of Alcentra NY, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended February 29, 2024, BNY Mellon Floating Rate Income Fund (the “fund”) produced a total return of 5.67% for Class A shares, 5.29% for Class C shares, 5.84% for Class I shares and 5.85% for Class Y shares.1 The fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 5.49% for the same period.2

Floating-rate loan returns remained strong as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) paused its program of interest-rate hikes, and economic growth remained positive. The fund’s performance relative to the Index proved mixed, with strong issue selection and allocations in some areas, balanced by weaker positioning in others.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Rising Interest Rates and Favorable Economic Prospects Bolster Floating-Rate Loans

The reporting period saw favorable conditions for floating-rate loans and risk assets in general, supported by a positive economic and market environment. Inflation declined from 3.7% in September 2023 to 3.2% in February 2024, above the Fed’s 2% target rate, but generally moving in the desired direction. While the Fed kept the federal funds rate steady at 5.25%–5.50%, Fed Chair Powell indicated a likelihood of rate cuts later in 2024. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and healthy levels of employment. Although European economic conditions proved less robust than those in the United States, European economies showed surprising strength despite the war in Ukraine, with warmer-than-usual winter temperatures limiting the impact of the conflict on energy prices.

In the bond market, 10-year Treasury yields climbed to near 5% in October 2023, before retreating to under 4% in December and early January 2024, ending the reporting period at approximately 4.2% as expectations for near-term rate cuts waxed and waned. Bank loans continued to benefit from their floating-rate nature, as interest rates remained elevated, and average coupon rates provided attractive levels of income. The loan market further benefited from a strong technical backdrop, with strong demand for loans from new collateralized loan obligation (“CLO”) creation and increasingly positive retail flows into floating-rate funds, coupled with limited supply. Supported by the favorable macroeconomic environment, lower-quality instruments rated CCC outperformed their higher-quality counterparts by a significant margin, while B-rated instruments marginally outperformed as well. Although high interest rates caused some erosion of company fundamentals among more leveraged borrowers and defaults ticked higher to nearly 3%, roughly in line with historical averages, underlying credit conditions for most high yield and leveraged loan issuers remained generally favorable.

Mixed Effects of Credit, Sector and Issue Allocations

The fund held underweight exposure at both ends of the credit spectrum, with the negative impact of underweight exposure to credits rated CCC balanced by the positive impact of underweight exposure to credits BB and above. Overweight exposure to credits rated B added modestly to returns relative to the Index. Sector allocation proved slightly positive, supported by underweight exposure to food & beverage, underweight exposure to retail and overweight exposure to packaging. The fund also slightly increased exposure to cyclical sectors, such as chemicals, given the favorable economic outlook and attractive valuations. However, overweight allocation to gaming detracted from relative performance. Credit selection within sectors enhanced returns in services, telecommunications, utilities and retail, while detracting from returns in packaging. Relative returns also benefited from the fund’s out-of-Index positioning among CLOs, high yield bonds and European loans, while a modest cash position, maintained for purposes of liquidity, detracted. Among fixed-rate, high yield bonds, the fund increased exposure in November and December 2023 as rates rose, then reduced that exposure in early 2024 as rates fell, a tactical shift that bolstered relative returns.

The fund used derivatives solely to manage currency exposure during the period, with no material impact on overall performance.

Floating Rate Appears Well Positioned for the Current Environment

As of February 29, 2024, we believe the floating-rate asset class continues to look attractive in both absolute and relative terms, given the continued strength of the U.S. economy and the Fed’s progress in bringing inflation under control. While we expect default rates to continue increasing modestly, the leverage of loan issuers generally remains below the historical average, with most companies well positioned to meet their interest burdens. We believe we can effectively mitigate the risks associated with defaults through prudent credit selection. Lower interest rates, expected later in 2024, would also provide relief to leveraged borrowers. At the same time, the market’s supply-and-demand technicals remain positive. Valuations and yields within the asset class remain attractive, with spreads above their long-term historical average.

The fund continues to maintain its disciplined investment approach, avoiding companies and credits we believe are overleveraged and vulnerable to default, and emphasizing issues that appear insulated from slowing economic growth. From a credit perspective, the fund holds significantly overweight exposure to credits rated B, while maintaining underweight exposure to CCC and increasing the magnitude of underweight exposure to BB and above. We use modest out-of-Index exposure to CLOs as a CCC proxy, as CLOs offer yields similar to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

CCC loans with much lower credit risk. We expect to take tactical positions in high yield bonds in response to shifting rates. We continue to leverage our large and experienced research team to find individual credit opportunities in all areas of the market with attractive risk/valuations trade-offs. Individual credit selection supported the fund’s relative performance during the most recent reporting period, and we expect credit selection to continue underpinning performance in the prevailing environment.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 29, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

² Source: FactSet – The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the leveraged loan market. Investors cannot invest directly in any index.

Floating-rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from September 1, 2023 to February 29, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.32	$9.14	$3.99	$3.79
Ending value (after expenses)	$1,056.70	$1,052.90	$1,058.40	$1,058.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 29, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.22	$8.97	$3.92	$3.72
Ending value (after expenses)	$1,019.69	$1,015.96	$1,020.98	$1,021.18
†

Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class C, .78% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.6%
Banks - .4%
Barclays PLC, Jr. Sub. Notes		8.00	9/15/2029	1,750,000	[b,c]	1,723,889
Freedom Mortgage Corp., Sr. Unscd. Notes		6.63	1/15/2027	500,000	[d]	477,068
Freedom Mortgage Corp., Sr. Unscd. Notes		7.63	5/1/2026	1,500,000	[d]	1,490,024
					3,690,981
Building Materials - .1%
Emrld Borrower LP/Emerald Co-Issuer, Inc., Sr. Scd. Notes		6.63	12/15/2030	1,000,000	[d]	1,004,750
Chemicals - .7%
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	1,500,000	[d,e]	1,290,015
Kobe US Midco 2, Inc., Sr. Unscd. Notes		9.25	11/1/2026	1,203,300	[d,e]	1,022,047
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	9.63	11/15/2028	1,500,000	[d]	1,744,573
Rain Carbon, Inc., Sr. Scd. Notes		12.25	9/1/2029	1,430,000	[b,d]	1,431,973
					5,488,608
Collateralized Loan Obligations Debt - 2.8%
Arbour VII DAC CLO, Ser. 7A, CI. E, (3 Month EURIBOR +6.40%)	EUR	10.33	3/15/2033	1,000,000	[d,f]	1,060,119
Ares European XII DAC CLO, Ser. 12A, Cl. E, (3 Month EURIBOR +6.10%)	EUR	10.07	4/20/2032	1,450,000	[d,f]	1,539,544
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, (3 Month TSFR +5.76%)		11.08	4/15/2031	2,900,000	[d,f]	2,680,392
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, (3 Month TSFR +6.96%)		12.28	4/20/2031	1,000,000	[d,f]	1,004,801
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, (3 Month TSFR +6.86%)		12.18	12/19/2032	2,000,000	[d,f]	1,937,088
CBAM Ltd. CLO, Ser. 2021-14A, Cl. E, (3 Month TSFR +6.76%)		12.08	4/20/2034	1,500,000	[d,f]	1,376,502
CIFC Funding IV Ltd. CLO, Ser. 2020-4A, Cl. E, (3 Month TSFR +7.11%)		12.43	1/15/2034	1,180,000	[d,f]	1,183,547
KKR 23 Ltd. CLO, Ser. 23, Cl. E, (3 Month TSFR +6.26%)		11.58	10/20/2031	2,000,000	[d,f]	2,009,624
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, (3 Month TSFR +6.28%)		11.59	4/19/2030	1,000,000	[d,f]	1,002,639
Neuberger Berman Loan Advisers 36 Ltd. CLO, Ser. 2020-36A, Cl. ER, (3 Month TSFR +7.01%)		12.33	4/20/2033	1,000,000	[d,f]	1,002,500

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.6% (continued)
Collateralized Loan Obligations Debt - 2.8% (continued)
Neuberger Berman Loan Advisers 36 Ltd. CLO, Ser. 2020-36A, Cl. ER2, (3 Month TSFR +7.30%)		12.62	4/20/2033	500,000	[d,f]	502,769
Rockford Tower Europe DAC CLO, Ser. 2019-1A, Cl. E, (3 Month EURIBOR +6.03%)	EUR	10.00	1/20/2033	1,000,000	[d,f]	1,068,893
Rockford Tower Ltd. CLO, Ser. 2022-2A, Cl. ER, (3 Month TSFR +8.12%)		13.44	10/20/2035	750,000	[d,f]	747,911
Sound Point XXXIII Ltd. CLO, Ser. 2022-1A, Cl. E, (3 Month TSFR +6.70%)		12.02	4/25/2035	2,000,000	[d,f]	1,745,980
St. Pauls CLO, Ser. 11-A, Cl. E, (3 Month EURIBOR +6.00%)	EUR	9.93	1/17/2032	1,000,000	[d,f]	1,047,282
Trimaran CAVU Ltd. CLO, Ser. 2019-1A, CI. E, (3 Month TSFR +7.30%)		12.62	7/20/2032	2,840,000	[d,f]	2,773,558
					22,683,149
Commercial & Professional Services - .1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Scd. Notes		6.63	7/15/2026	1,027,000	[d]	1,024,727
Consumer Discretionary - .2%
NCL Finance Ltd., Gtd. Notes		6.13	3/15/2028	1,500,000	[d]	1,464,065
Diversified Financials - .3%
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	2,000,000	[d]	1,970,117
PennyMac Financial Services, Inc., Gtd. Notes		7.88	12/15/2029	632,000	[d]	647,477
					2,617,594
Energy - .6%
New Fortress Energy, Inc., Sr. Scd. Notes		6.75	9/15/2025	1,500,000	[d]	1,493,647
Solaris Midstream Holdings LLC, Gtd. Notes		7.63	4/1/2026	1,500,000	[d]	1,500,464
Venture Global LNG, Inc., Sr. Scd. Notes		8.13	6/1/2028	1,500,000	[d]	1,525,067
					4,519,178
Food Products - .3%
Boparan Finance PLC, Sr. Scd. Bonds	GBP	7.63	11/30/2025	1,500,000	[d]	1,799,535
Chobani LLC/Chobani Finance Corp., Inc., Sr. Unscd. Notes		7.63	7/1/2029	351,000	[d]	353,260
					2,152,795

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.6% (continued)
Health Care - .4%
CHS/Community Health Systems, Inc., Sr. Scd. Notes		6.00	1/15/2029	1,500,000	[d]	1,291,552
LifePoint Health, Inc., Gtd. Notes		5.38	1/15/2029	2,000,000	[d]	1,597,039
					2,888,591
Information Technology - .0%
UKG, Inc., Sr. Scd. Notes		6.88	2/1/2031	426,000	[d]	430,735
Insurance - .1%
Ardonagh Finco Ltd., Sr. Scd. Notes		7.75	2/15/2031	520,000	[d]	513,992
Ardonagh Group Finance Ltd., Sr. Unscd. Notes		8.88	2/15/2032	588,000	[d]	575,429
					1,089,421
Internet Software & Services - .2%
Arches Buyer, Inc., Sr. Scd. Notes		4.25	6/1/2028	1,000,000	[d]	855,407
Arches Buyer, Inc., Sr. Unscd. Notes		6.13	12/1/2028	1,000,000	[d]	848,192
					1,703,599
Materials - .2%
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	2,033,000	[d]	1,945,708
Real Estate - .5%
Rithm Capital Corp., Sr. Unscd. Notes		6.25	10/15/2025	2,000,000	[d]	1,975,960
Starwood Property Trust, Inc., Sr. Unscd. Notes		3.75	12/31/2024	2,000,000	[d]	1,961,843
					3,937,803
Retailing - .4%
PetSmart, Inc./PetSmart Finance Corp., Gtd. Notes		7.75	2/15/2029	1,500,000	[d]	1,483,458
QVC, Inc., Sr. Scd. Notes		4.85	4/1/2024	1,500,000		1,497,607
					2,981,065
Telecommunication Services - .1%
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	840,000	[d]	524,361
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	660,000	[d]	431,831
					956,192
Utilities - .2%
NRG Energy, Inc., Jr. Sub. Bonds		10.25	3/15/2028	1,260,000	[c,d]	1,337,974
Total Bonds and Notes (cost $62,106,704)				61,916,935

Floating Rate Loan Interests - 86.9%
Advertising - 1.2%
CB Poly US Holdings, Inc., Initial Term Loan, (3 Month TSFR +5.50%)		10.85	5/20/2029	1,970,382	[f]	1,961,407

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Advertising - 1.2% (continued)
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 Month TSFR +3.76%)		9.07	8/21/2026	4,245,563	[f]	4,237,900
Dotdash Meredith, Inc., Term Loan B, (1 Month TSFR +4.10%)		9.43	12/1/2028	3,911,158	[f]	3,885,090
					10,084,397
Aerospace & Defense - 1.5%
Dynasty Acquisition Co., Inc., Term Loan B-1, (1 Month TSFR +4.00%)		9.33	8/24/2028	2,799,802	[f]	2,808,817
Propulsion BC Newco LLC, Initial Term Loan, (3 Month TSFR +3.75%)		9.10	9/14/2029	2,686,220	[f]	2,688,181
Spirit AeroSystems, Inc., New Initial Term Loan, (3 Month TSFR +4.25%)		9.56	1/15/2027	1,806,602	[f]	1,809,989
Standard Aero Ltd., Refinancing Term Loan B-2, (1 Month TSFR +4.00%)		9.33	8/24/2028	1,199,915	[f]	1,203,779
TransDigm, Inc., Term Loan I, (3 Month TSFR +3.25%)		8.60	8/24/2028	2,243,592	[f]	2,250,513
TransDigm, Inc., Tranche Term Loan J, (3 Month TSFR +3.25%)		8.60	2/28/2031	1,250,000	[f]	1,255,894
					12,017,173
Airlines - 1.1%
AAdvantage Loyalty LP, Initial Term Loan, (3 Month TSFR +5.01%)		10.33	4/20/2028	5,207,755	[f]	5,315,712
Mileage Plus Holdings LLC, Initial Term Loan, (3 Month TSFR +5.40%)		10.77	6/21/2027	3,360,000	[f]	3,465,386
					8,781,098
Automobiles & Components - 1.6%
Clarios Global LP, First Lien Amendment No. 1 Euro Term Loan, (1 Month EURIBOR +3.25%)	EUR	7.11	4/30/2026	4,105,850	[f]	4,447,765
First Brands Group LLC, 2021 First Lien Term Loan, (3 Month TSFR +5.26%)		10.57	3/30/2027	374,359	[f]	375,716
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month TSFR +5.26%)		10.57	3/30/2027	4,863,109	[f]	4,878,306

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Automobiles & Components - 1.6% (continued)
Realtruck Group, Inc., Initial Term Loan, (1 Month TSFR +3.61%)		8.94	1/29/2028	2,448,693	[f]	2,410,286
Realtruck Group, Inc., Second Amendment Incremental Term Loan, (1 Month TSFR +5.11%)		10.44	1/29/2028	860,000	[f]	857,850
					12,969,923
Banks - .4%
Ascensus Holdings, Inc., Term Loan, (1 Month TSFR +3.61%)		8.94	8/2/2028	3,407,773	[f]	3,389,882
Beverage Products - .7%
Triton Water Holdings, Inc., 2024 Incremental Term Loan, (1 Month TSFR +4.00%)		5.00	3/31/2028	1,105,000	[f]	1,088,425
Triton Water Holdings, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.51%)		8.86	3/31/2028	4,790,697	[f]	4,715,842
					5,804,267
Building Materials - 1.7%
Cornerstone Building, Facility Term Loan B, (1 Month TSFR +3.35%)		8.67	4/12/2028	4,489,085	[f]	4,445,743
Cornerstone Building Brands, Inc., Term Loan, (1 Month TSFR +5.63%)		10.94	8/1/2028	1,665,000	[f]	1,692,056
Emrld Borrower LP, Term Loan B, (3 Month TSFR +2.50%)		7.81	5/31/2030	1,587,780	[f]	1,586,193
Oscar Acquisitionco LLC, Term Loan B, (3 Month TSFR +4.60%)		9.95	4/29/2029	2,500,000	[f]	2,496,350
Summit Materials LLC, Term Loan B2, (3 Month TSFR +2.50%)		7.83	1/12/2029	1,000,000	[f]	1,004,165
Tamko Building Products, Inc., Refinancing Term Loan, (3 Month TSFR +3.50%)		8.87	9/20/2030	2,936,365	[f]	2,941,886
					14,166,393
Chemicals - 2.6%
Aruba Investment Holding, First Lien Initial Dollar Term Loan, (1 Month TSFR +4.10%)		9.43	11/24/2027	921,810	[f]	918,353
Chemours Co., Euro Tranche Term Loan B3, (1 Month EURIBOR +4.00%)	EUR	7.86	8/18/2028	1,500,000	[f]	1,569,865
Derby Buyer LLC, Initial Term Loan, (1 Month TSFR +4.25%)		9.58	11/1/2030	2,284,916	[f]	2,292,068
Hexion Holdings Corp., First Lien Initial Term Loan, (3 Month TSFR +4.65%)		9.98	3/15/2029	2,973,721	[f]	2,861,968

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Chemicals - 2.6% (continued)
Nouryon Finance BV, Extended Euro Term Loan, (3 Month EURIBOR +4.25%)	EUR	8.18	4/3/2028	2,000,000	[f]	2,164,151
Nouryon USA LLC, 2023 Term Loan, (1 Month TSFR +4.10%)		9.42	4/3/2028	995,000	[f]	996,557
Nouryon USA LLC, Extended Dollar Term Loan, (3 Month TSFR +4.10%)		9.42	4/3/2028	1,060,692	[f]	1,062,681
Olympus Water US Holding Corp., Initial Euro Term Loan, (3 Month EURIBOR +4.00%)	EUR	7.93	11/9/2028	2,000,000	[f]	2,150,252
SCIH Salt Holdings, Inc., First Lien Incremental Term Loan B-1, (1 Month TSFR +4.11%)		9.44	3/16/2027	2,866,370	[f]	2,868,004
The Chemours Company, Term Loan B3, (1 Month TSFR +3.50%)		8.83	8/18/2028	1,496,250	[f]	1,473,806
WR Grace Holdings LLC, Initial Term Loan, (3 Month TSFR +4.01%)		9.36	9/22/2028	3,037,252	[f]	3,040,289
					21,397,994
Commercial & Professional Services - 8.9%
Adtalem Global Education, Inc., 2024 Repricing Term Loan, (1 Month TSFR +3.50%)		8.83	8/14/2028	2,075,160	[f]	2,082,298
Albion Financing 3 Sarl, 2023 & 2026 Term Loan, (3 Month EURIBOR +5.25%)	EUR	9.21	8/17/2026	1,500,000	[f]	1,622,084
Albion Financing 3 Sarl, 2023 Incremental US Dollar Term Loan, (3 Month TSFR +5.50%)		10.82	8/17/2026	992,500	[f]	996,222
Albion Financing 3 Sarl, Term Loan B, (3 Month TSFR +5.51%)		10.83	8/17/2026	1,784,312	[f]	1,794,348
American Auto Auction, First Lien Tranche Term Loan B, (3 Month TSFR +5.15%)		10.50	12/30/2027	2,883,413	[f]	2,887,017
CHG Healthcare Services, Inc., 2023 Incremental Term Loan, (1-3 Month TSFR +3.75%)		9.08	10/2/2028	2,000,000	[f]	2,004,170
CHG Healthcare Services, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.36%)		8.69	10/2/2028	959,762	[f]	959,407
CoreLogic, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.61%)		8.94	6/2/2028	2,579,389	[f]	2,518,335
Division Holding Corp., Term Loan B, (1 Month TSFR +4.86%)		10.19	5/27/2028	2,916,014	[f]	2,905,079
Ensemble RCM LLC, Term Loan B, (3 Month TSFR +3.00%)		8.32	8/1/2029	2,897,908	[f]	2,884,781

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Commercial & Professional Services - 8.9% (continued)
House of HR Group BV, Term Loan, (1 Month EURIBOR +5.50%)	EUR	5.75	11/5/2029	1,500,000	[f]	1,621,313
Indy US Holdco LLC, 2023 Incremental Dollar Term Loan, (1 Month TSFR +6.25%)		11.58	3/6/2028	4,167,131	[f]	4,126,502
Kingpin Intermediate Holdings, Term Loan, (1 Month TSFR +3.50%)		8.83	2/8/2028	2,488,747	[f]	2,488,747
KUEHG Corp., Term Loan, (3 Month TSFR +5.00%)		10.35	6/12/2030	2,992,500	[f]	3,002,630
Modulaire Group Holdings, Facility Term Loan B, (3 Month EURIBOR +4.43%)	EUR	8.35	12/22/2028	1,500,000	[f]	1,598,908
MPH Acquisition Holdings LLC, Initial Term Loan, (3 Month TSFR +4.51%)		9.85	9/1/2028	2,944,673	[f]	2,855,302
Neptune BidCo US, Inc., Dollar Term Loan B, (3 Month TSFR +5.10%)		10.42	4/11/2029	4,470,541	[f]	4,114,530
OMNIA Partners LLC, Repriced Term Loan, (3 Month TSFR +3.75%)		9.07	7/25/2030	3,525,000	[f]	3,539,787
Prime Security Services Borrower LLC, 2023 Refinancing Term Loan B-1, (3 Month TSFR +2.50%)		7.83	10/14/2030	2,000,000	[f]	2,001,760
Prometric Holdings, Inc., First Lien Term Loan, (1 Month TSFR +5.36%)		10.69	1/29/2025	2,307,001	[f]	2,311,615
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, (1 Month TSFR +4.36%)		9.70	7/10/2028	2,052,927	[f]	2,012,721
Spring Education Group, Inc., Initial Term Loan, (3 Month TSFR +4.50%)		9.85	10/4/2030	2,826,940	[f]	2,830,035
The Hertz Corp., 2023 Incremental Term Loan, (1 Month TSFR +3.75%)		9.07	6/30/2028	3,500,000	[f]	3,387,352
Thevelia US LLC, USD Term Loan, (3 Month TSFR +3.75%)		9.07	6/1/2029	2,242,500	[f]	2,250,438
TMF Sapphire Bidco BV, Facility Term Loan B2, (2-3 Month TSFR +4.00%)		9.33	5/3/2028	2,000,000	[f]	2,015,000
Vaco Holdings LLC, Initial Term Loan, (3 Month TSFR +5.00%)		10.43	1/21/2029	3,209,065	[f,g]	3,177,376
Verscend Holding Corp., New Term Loan B, (1 Month TSFR +4.11%)		9.44	8/27/2025	4,955,490	[f]	4,965,302
Wand NewCo 3, Inc., Intial Term Loan, (1 Month TSFR +3.75%)		9.08	1/20/2031	3,733,333	[f]	3,743,843
					72,696,902

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Consumer Discretionary - 6.2%
AI Aqua Merger Sub, Inc., Incremental Term Loan, (1-3 Month TSFR +4.25%)		9.59	7/31/2028	2,000,000	[f,g]	2,004,380
AI Aqua Merger Sub, Inc., Initial Term Loan B, (1 Month TSFR +3.75%)		9.08	7/31/2028	2,733,147	[f]	2,729,020
Bally's Corp., Facility Term Loan B, (3 Month TSFR +3.51%)		8.83	10/2/2028	4,111,107	[f]	3,914,555
Carnival Corp., 2021 Advance Incremental Term Loan B, (1 Month TSFR +3.36%)		8.69	10/18/2028	2,423,453	[f]	2,430,275
Carnival Corp., Senior Secured Term Loan B, (3 Month EURIBOR +3.75%)	EUR	7.60	6/30/2025	1,458,438	[f]	1,581,797
Cirque Du Soleil Holding, Initial Term Loan, (3 Month TSFR +4.25%)		9.60	3/8/2030	1,985,000	[f]	1,985,824
Dealer Tire Financial LLC, Term Loan B-3, (1 Month TSFR +3.75%)		9.08	12/14/2027	3,947,788	[f]	3,956,433
ECL Entertainment LLC, Facility Term Loan B, (1 Month TSFR +4.75%)		10.08	9/2/2030	2,354,101	[f]	2,368,084
Entain Holdings Gibraltar, Facility B2 Term Loan, (3 Month TSFR +3.60%)		8.95	10/31/2029	1,994,968	[f]	2,002,449
Fitness & Sports Clubs LLC, Term Loan B, (3 Month PRIME +4.25%)		12.75	4/18/2025	500,000	[f]	501,145
Fitness International LLC, New Term Loan B, (1 Month TSFR +5.25%)		10.58	2/12/2029	3,872,460	[f]	3,770,808
J&J Ventures Gaming LLC, 2023 Delayed Draw Term Loan, (1 Month TSFR +4.36%)		9.69	4/26/2028	4,341,698	[f,g]	4,257,577
Ontario Gaming GTA LP, Term Loan B, (3 Month TSFR +4.25%)		9.60	8/1/2030	3,458,033	[f]	3,459,261
Recess Holdings, Inc., Initial Term Loan, (3 Month TSFR +4.50%)		9.84	2/14/2030	5,564,444	[f]	5,571,400
Tecta America Corp., First Lien Initial Term Loan, (1 Month TSFR +4.11%)		9.44	4/10/2028	1,633,305	[f]	1,637,135
Tecta America Corp., Term Loan B, (1 Month TSFR +4.36%)		9.69	4/10/2028	1,965,075	[f]	1,969,683

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Consumer Discretionary - 6.2% (continued)
Verde Purchaser LLC, Initial Term Loan, (1 Month TSFR +5.00%)	10.35	12/2/2030	3,020,000	[f]	2,980,181
Windsor Holdings III LLC, USD 2023 Term Loan, (1 Month TSFR +4.50%)	9.82	8/1/2030	3,862,401	[f]	3,873,872
				50,993,879
Consumer Durables & Apparel - .2%
S&S Holdings LLC, First Lien Initial Term Loan, (3 Month TSFR +5.10%)	10.42	3/11/2028	1,947,020	[f]	1,931,814
Consumer Staples - 1.0%
Hunter Douglas, Inc., Tranche Term Loan B-1, (3 Month TSFR +3.50%)	8.82	2/26/2029	4,456,003	[f]	4,413,782
Kronos Acquisition Holdings, Inc., Tranche Term Loan B-1, (3 Month TSFR +4.01%)	9.36	12/22/2026	3,804,481	[f]	3,812,147
				8,225,929
Diversified Financials - 3.3%
BHN Merger Sub, Inc., First Lien Term Loan, (1 Month TSFR +2.75%)	8.08	6/16/2025	2,261,658	[f]	2,258,990
BHN Merger Sub, Inc., Second Lien Term Loan, (1 Month TSFR +7.10%)	12.42	6/15/2026	1,980,000	[f]	1,963,606
Blackhawk Network Holdings, Inc., Term Loan, (1 Month TSFR +4.75%)	6.00	2/26/2029	2,562,750	[f]	2,541,928
Edelman Financial Center, First Lien Term Loan B, (1 Month TSFR +3.61%)	8.94	4/7/2028	3,514,937	[f]	3,508,680
Hudson River Trading LLC, Term Loan, (1 Month TSFR +3.11%)	8.44	3/18/2028	1,819,518	[f]	1,810,712
Jane Street Group LLC, Term Loan B, (1 Month TSFR +2.50%)	2.61	1/26/2028	3,460,599	[f]	3,456,896
Nexus Buyer LLC, Amendment No. 5 Term Loan, (1 Month TSFR +4.50%)	9.83	12/13/2028	1,020,000	[f]	1,009,800
Nexus Buyer LLC, Initial Term Loan, (1 Month TSFR +3.85%)	9.18	11/9/2026	2,478,719	[f]	2,444,116
Nuvei Technologies Corp., Term Loan, (1 Month TSFR +2.50%)	8.43	9/29/2025	3,000,000	[f]	3,006,105

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Diversified Financials - 3.3% (continued)
Russell Investments US, 2025 New Term Loan, (1 Month TSFR +3.60%)	8.93	5/30/2025	3,701,513	[f]	3,592,319
The Edelman Financial Engines Center LLC, Term Loan B, (1 Month TSFR +6.86%)	12.19	7/20/2026	1,530,000	[f]	1,536,854
				27,130,006
Electronic Components - .5%
Roper Industrial Products Investment Co., First Lien Term Loan, (3 Month TSFR +4.00%)	9.35	11/22/2029	4,116,625	[f]	4,135,150
Energy - 2.3%
Freeport LNG Investments, Initial Term Loan B, (3 Month TSFR +3.76%)	9.08	12/21/2028	3,387,694	[f]	3,362,829
GIP Pilot Acquisition Partners LP, Initial Term Loan, (3 Month TSFR +3.00%)	8.33	10/4/2030	2,413,333	[f]	2,417,364
Oryx Midstream Services Permian Basin LLC, 2024 Refinancing Term Loan, (1 Month TSFR +3.11%)	8.44	10/5/2028	3,455,981	[f]	3,457,415
Traverse Midstream Partners LLC, Term Loan B, (3 Month TSFR +3.85%)	9.24	2/16/2028	4,004,678	[f]	4,015,191
UGI Energy Services LLC, 2023 Incremental Term Loan, (1 Month TSFR +3.35%)	8.68	2/22/2030	1,983,554	[f]	1,989,752
WaterBridge Midstream Operating, Initial Term Loan, (3 Month TSFR +6.01%)	11.34	6/21/2026	3,805,415	[f]	3,810,476
				19,053,027
Financials - .4%
Jump Financial LLC, Term Loan, (3 Month TSFR +4.76%)	10.11	8/6/2028	3,308,791	[f]	3,263,295
Food Products - 1.8%
Chobani LLC, 2023 Additional Term Loan, (1 Month TSFR +3.75%)	9.07	10/25/2027	3,410,000	[f]	3,420,128
Fiesta Purchaser, Inc., Term Loan B, (3 Month TSFR +4.00%)	9.32	2/12/2031	2,988,889	[f]	2,989,277
Max US Bidco, Inc., Initial Term Loan, (3 Month TSFR +5.00%)	10.35	10/2/2030	4,140,000	[f]	3,819,150

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Food Products - 1.8% (continued)
Platform Bidco Ltd., Facility Term Loan B, (6 Month EURIBOR +4.00%)	EUR	4.00	9/23/2028	2,000,000	[f]	2,100,535
Upfield USA Corp., Facility Term Loan B-7, (3 Month TSFR +4.75%)		4.75	1/3/2028	2,000,000	[f]	1,989,500
					14,318,590
Food Service - .2%
Telfer Investments SL, Facility Term Loan B-1, (6 Month EURIBOR +4.75%)	EUR	8.70	7/1/2026	1,500,000	[f]	1,617,658
Foreign Governmental - .3%
WP/AP Holdings, Facility Term Loan B, (3 Month EURIBOR +3.80%)	EUR	5.19	11/18/2028	2,000,000	[f]	2,158,531
Health Care - 8.2%
Aenova Holding GmbH, Facility Term Loan B-2, (3 Month EURIBOR +4.50%)	EUR	8.40	3/31/2026	1,500,000	[f]	1,622,886
AI Sirona Luxembourg Acquisition Sarl, Facility Term Loan B-2, (1 Month EURIBOR +5.00%)	EUR	8.86	9/29/2028	2,000,000	[f]	2,160,984
Auris Luxembourg III SA, Facility Term Loan B-2, (3-6 Month TSFR +3.75%)		9.61	2/23/2026	3,819,730	[f]	3,805,406
Catalent Pharma Solution, Inc., Term Loan B4, (1 Month TSFR +3.00%)		8.32	2/22/2028	2,000,000	[f]	2,008,750
eResearchTechnology, Inc., First Lien Initial Term Loan, (1 Month TSFR +4.61%)		9.94	2/4/2027	3,587,799	[f]	3,596,553
Financiere Mendel SASU, USD Facility Term Loan B, (3 Month TSFR +4.25%)		9.56	11/11/2030	2,500,000	[f]	2,508,862
Gainwell Acquisition Corp., Term Loan B, (3 Month TSFR +4.10%)		9.45	10/1/2027	5,740,586	[f]	5,503,787
GHX Ultimate Parent Corp., 2023 Term Loan, (3 Month TSFR +4.75%)		10.06	6/28/2027	1,970,100	[f]	1,976,257
LifePoint Health, Inc., Term Loan B, (3 Month TSFR +5.76%)		11.17	11/16/2028	3,900,000	[f]	3,907,605
Medline Borrower LP, Initial Dollar Term Loan, (1 Month TSFR +3.11%)		8.44	10/21/2028	4,811,488	[f]	4,817,502
Midwest Physician Adminstrative Services LLC, First Lien Term Loan, (3 Month TSFR +3.51%)		8.86	3/12/2028	1,979,644	[f]	1,581,240

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Health Care - 8.2% (continued)
Nidda Healthcare Holding, Term Loan, (3 Month EURIBOR +3.50%)	EUR	7.45	8/21/2026	1,500,000	[f]	1,614,545
Packaging Coordinators Midco, Inc., First Lien Term Loan B, (3 Month TSFR +3.76%)		9.11	11/30/2027	3,979,572	[f]	3,985,780
Phoenix Guarantor, Inc., Term Loan B4, (1 Month TSFR +3.25%)		8.57	2/21/2031	1,994,805	[f]	1,974,648
Radiology Partners, Inc., Term Loan C, (1 Month TSFR +5.26%)		9.69	1/31/2029	3,160,000	[e,f]	3,044,470
Sharp Services LLC, First Lien Initial Term Loan, (3 Month TSFR +4.10%)		9.45	1/22/2029	5,454,322	[f]	5,467,958
Sirona BidCo SASU, Facility Term Loan B, (3 Month EURIBOR +4.50%)	EUR	8.43	12/16/2028	2,000,000	[f]	1,803,736
Sotera Health Holdings LLC, Initial Term Loan, (1 Month TSFR +3.75%)		9.07	12/14/2026	1,656,675	[f]	1,661,860
Sotera Health Holdings LLC, Term Loan, (1 Month TSFR +2.86%)		8.19	12/11/2026	1,359,529	[f]	1,356,980
Star Parent, Inc., Term Loan, (3 Month TSFR +4.00%)		9.35	9/30/2030	1,765,000	[f]	1,745,153
Surgery Center Holdings, Inc., Term Loan, (1 Month TSFR +3.50%)		8.82	12/19/2030	3,753,149	[f]	3,765,403
US Anesthesia Partners, Initial Term Loan, (1 Month TSFR +4.36%)		9.69	10/2/2028	3,208,303	[f]	3,092,499
WCG Intermediate Corp., First Lien Initial Term Loan, (1 Month TSFR +4.11%)		9.44	1/8/2027	4,268,321	[f]	4,273,699
					67,276,563
Industrial - 4.5%
Artera Services LLC, Tranche Term Loan C, (3 Month TSFR +4.50%)		9.81	2/10/2031	2,455,833	[f]	2,465,043
CPM Holdings, Inc., First Lien Term Loan, (1 Month TSFR +4.50%)		9.83	9/28/2028	3,673,061	[f]	3,679,948
DXP Enterprises, Inc., Initial Term Loan, (1 Month TSFR +4.75%)		10.29	10/7/2030	3,087,500	[f]	3,096,191
Emerald Expo Holdings, Inc., Refinancing Term Loan, (1 Month TSFR +5.10%)		10.43	5/22/2024	2,947,596	[f]	2,964,913
First Eagle Holdings, Inc., Term Loan, (1 Month TSFR +3.00%)		3.00	2/22/2029	3,951,918	[f]	3,896,750
Innio Group Holding GmbH, Extended Facility Term Loan B, (3 Month EURIBOR +4.25%)	EUR	8.18	11/6/2028	2,250,000	[f]	2,437,211

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Industrial - 4.5% (continued)
LSF12 Badger Bidco LLC, Initial Term Loan, (1 Month TSFR +6.00%)		11.33	7/10/2030	2,320,000	[f]	2,320,000
Revere Power LLC, Term Loan B, (1 Month TSFR +4.25%)		9.68	3/30/2026	2,241,559	[f]	1,999,885
Revere Power LLC, Term Loan C, (1 Month TSFR +4.35%)		9.68	3/30/2026	196,309	[f]	175,144
Titan Acquisition Ltd., Term Loan B, (1 Month TSFR +5.00%)		5.00	2/1/2029	3,985,022	[f]	3,955,134
TK Elevator Midco GmbH, Repriced Euro Term Loan, (6 Month EURIBOR +3.63%)	EUR	7.49	7/30/2027	1,500,000	[f]	1,613,467
Touchdown Acquirer, Inc., Delayed Draw Tem Loan, (1 Month TSFR +4.00%)		4.00	2/7/2031	561,377	[f,g]	562,430
Touchdown Acquirer, Inc., Term Loan, (1 Month TSFR +4.00%)		4.00	2/7/2031	2,563,623	[f]	2,568,430
TRC Companies, Inc./Delaware, Term Loan, (1 Month TSFR +3.86%)		9.19	12/11/2028	1,994,924	[f]	1,992,839
Victory Buyer LLC, First Lien Initial Term Loan, (1 Month TSFR +3.75%)		9.39	11/18/2028	2,752,038	[f]	2,655,029
					36,382,414
Information Technology - 11.7%
AI Silk Midco Ltd., Facility Term Loan B, (3 Month EURIBOR FLAT)	EUR	5.00	2/20/2031	1,500,000	[f]	1,579,324
Applied Systems, Inc., Term Loan B, (1 Month TSFR +3.50%)		3.50	2/7/2031	2,173,575	[f]	2,184,215
Ascend Learning LLC, Second Lien Initial Term Loan, (1 Month TSFR +5.85%)		11.18	12/10/2029	2,340,000	[f]	2,265,120
AthenaHealth Group, Inc., Term Loan B, (1 Month TSFR +3.25%)		8.58	2/15/2029	6,892,546	[f]	6,850,535
Boxer Parent Co., Inc., 2028 Dollar Extended Term Loan, (1 Month TSFR +4.25%)		9.58	12/29/2028	4,116,569	[f]	4,134,826
Central Parent, Inc., Term Loan B, (3 Month TSFR +4.00%)		9.35	7/6/2029	2,143,055	[f]	2,150,470
ConnectWise LLC, Initial Term Loan, (3 Month TSFR +3.76%)		9.11	9/30/2028	3,518,360	[f]	3,517,815
Cotiviti, Inc., Term Loan, (1 Month TSFR +3.25%)		3.25	2/24/2031	5,550,000	[f]	5,536,125
Dedalus Finance GmbH, Additional Term Loan B-2, (6 Month EURIBOR +3.75%)	EUR	7.61	5/31/2027	2,000,000	[f]	2,113,385

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Information Technology - 11.7% (continued)
Ellucian Holdings, Inc., Term Loan B, (1 Month TSFR +3.50%)	4.00	10/26/2029	3,492,347	[f]	3,495,350
Genesys Cloud Services, Dollar Term Loan B-4, (1 Month TSFR +4.11%)	9.44	12/1/2027	3,210,913	[f]	3,225,635
Genesys Cloud Services, Inc., Term Loan B, (1 Month TSFR +3.86%)	9.19	12/1/2027	290,000	[f]	291,269
HireRight Holdings Corp., Term Loan B, (1 Month TSFR +4.00%)	9.33	9/30/2030	2,048,028	[f]	2,046,492
HS Purchaser LLC, First Lien 7th Amendment Refinancing Term Loan, (1 Month TSFR +4.10%)	9.43	11/30/2026	2,828,830	[f]	2,724,517
Idera, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.90%)	9.21	3/2/2028	3,815,763	[f]	3,801,454
Instructure Holdings, Inc., Term Loan B, (3 Month TSFR +3.18%)	8.68	10/30/2028	3,000,000	[f]	2,992,500
Isolved, Inc., Term Loan, (3 Month TSFR +4.00%)	9.48	10/5/2030	2,732,000	[f]	2,744,813
Mitchell International, First Lien Initial Term Loan, (1 Month TSFR +3.86%)	9.19	10/15/2028	3,583,639	[f]	3,571,652
Mitchell International, Second Lien Initial Term Loan, (1 Month TSFR +6.61%)	11.94	10/15/2029	784,615	[f]	784,780
Polaris Newco LLC, First Lien Dollar Term Loan, (1 Month TSFR +4.26%)	9.57	6/5/2028	3,328,792	[f]	3,266,177
Project Alpha Intermediate Holding, Inc., Term Loan B, (3 Month TSFR +4.75%)	9.87	10/26/2030	3,358,333	[f]	3,371,851
Project Boost Purchaser, Senior Secured First Lien Term Loan, (1 Month TSFR +3.61%)	8.94	5/29/2026	1,989,610	[f]	1,991,789
Project Boost Purchaser LLC, 2021 First Lien Tranche 2 Term Loan, (1 Month TSFR +3.50%)	8.95	5/29/2026	1,997,443	[f]	2,000,469
Quartz Acquireco LLC, Term Loan, (1 Month TSFR +3.50%)	8.83	6/28/2030	2,172,555	[f]	2,175,271
Quest Software, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.40%)	9.71	2/1/2029	4,406,688	[f]	3,509,420
RealPage, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.11%)	8.44	4/24/2028	2,468,384	[f]	2,405,600
RealPage, Inc., Second Lien Initial Term Loan, (1 Month TSFR +6.61%)	11.94	4/23/2029	760,000	[f]	758,100

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Information Technology - 11.7% (continued)
Renaissance Holdings Corp., First Lien Term Loan, (1 Month TSFR +4.25%)	9.58	4/8/2030	2,493,750	[f]	2,491,406
SolarWinds Holdings, Inc., 2024 Refinancing Facility Term Loan, (1 Month TSFR +3.25%)	8.58	2/5/2027	3,392,198	[f]	3,401,103
Tibco Software, Inc., Term Loan, (3 Month TSFR +4.60%)	9.95	10/2/2028	3,614,270	[f]	3,586,151
UKG, Inc., Term Loan B, (3 Month TSFR +3.50%)	8.81	2/10/2031	5,417,543	[f]	5,431,087
Waystar Technologies, Inc., Initial Term Loan, (1 Month TSFR +4.00%)	9.33	10/31/2029	2,113,333	[f]	2,118,617
West Technology Group LLC, Term Loan B-3, (3 Month TSFR +4.25%)	9.56	4/10/2027	3,060,737	[f]	2,958,524
				95,475,842
Insurance - 4.7%
Acrisure LLC, 2023 Term Loan B, (1 Month TSFR +4.50%)	9.83	11/6/2030	4,542,466	[f]	4,576,534
Acrisure LLC, Term Loan B-1, (1 Month LIBOR +3.50%)	8.94	2/15/2027	2,047,558	[f]	2,048,039
Alliant Holdings Intermediate LLC, Term Loan 6, (1 Month TSFR +3.50%)	8.82	11/6/2030	3,216,836	[f]	3,221,774
Amynta Agency Borrower, Inc., 2023 Repricing Term Loan, (1 Month TSFR +4.25%)	9.58	2/28/2028	3,282,814	[f]	3,288,969
AssuredPartners, Inc., 2023 Term Loan, (1 Month TSFR +3.75%)	9.08	2/15/2027	3,712,575	[f]	3,722,320
Asurion LLC, New Term Loan B-8, (1 Month TSFR +3.36%)	8.69	12/23/2026	5,719,154	[f]	5,693,733
Asurion LLC, Second Lien Term Loan B-3, (1 Month TSFR +5.36%)	10.69	2/3/2028	4,717,585	[f]	4,517,088
Asurion LLC, Term Loan B-4, (1 Month TSFR +5.36%)	10.69	1/20/2029	2,564,698	[f]	2,425,845
HUB International Ltd., Initial Term Loan, (3 Month TSFR +3.25%)	8.55	6/20/2030	2,526,175	[f]	2,526,301
OneDigital Borrower LLC, 2021 Term Loan B, (1 Month TSFR +4.35%)	9.68	11/16/2027	4,573,093	[f]	4,581,690
Sedgwick CMS, Inc., Term Loan B, (1 Month TSFR +3.75%)	9.08	2/24/2028	2,144,995	[f]	2,150,604
				38,752,897

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Internet Software & Services - 3.7%
CNT Holdings I Corp., First Lien Initial Term Loan, (3 Month TSFR +3.50%)		8.82	11/8/2027	2,986,838	[f]	2,988,914
Endure Digital, Inc., Initial Term Loan, (6 Month TSFR +3.93%)		9.42	2/10/2028	2,870,312	[f]	2,816,493
ION Trading Finance Ltd., Initial Dollar Term Loan, (3 Month TSFR +4.85%)		10.20	4/3/2028	1,474,639	[f]	1,467,929
ION Trading Finance Ltd., Initial Euro Term Loan, (3 Month EURIBOR +4.25%)	EUR	8.18	4/3/2028	2,996,164	[f]	3,138,791
MH Sub I LLC, 2023 May New Term Loan, (1 Month TSFR +4.25%)		9.58	5/3/2028	4,890,640	[f]	4,817,892
MH Sub I LLC, Second Lien Term Loan, (1 Month TSFR +6.25%)		11.58	2/23/2029	1,670,000	[f]	1,613,295
Proofpoint, Inc., Initial Term Loan, (1 Month TSFR +3.36%)		8.69	8/31/2028	4,587,866	[f]	4,585,962
Pug LLC, Term Loan B-2, (1 Month TSFR +4.36%)		9.69	2/16/2027	997,449	[f]	996,826
PUG LLC, USD Term Loan B, (1 Month TSFR +3.61%)		8.94	2/16/2027	3,895,981	[f]	3,838,223
Weddingwire, Inc., Term Loan, (1 Month TSFR +4.50%)		9.82	1/31/2028	4,151,434	[f]	4,146,245
					30,410,570
Materials - 3.1%
Berlin Packaging LLC, Tranche Term Loan B-5, (1-3 Month TSFR +3.94%)		9.28	3/13/2028	2,997,694	[f]	2,993,737
Charter Next Generation, Inc., Term Loan, (1 Month TSFR +3.50%)		8.83	12/1/2027	3,146,994	[f]	3,149,181
Clydesdale Acquisition Holdings, Inc., Facility Term Loan B, (1 Month TSFR +3.78%)		9.10	4/13/2029	4,922,267	[f]	4,922,783
Crosby US Acquisition Corp., Amendment No. 3 Replacement Term Loan, (3 Month TSFR +4.00%)		9.32	8/13/2029	1,940,000	[f]	1,950,515
LABL, Inc., Initial Dollar Term Loan, (1 Month TSFR +5.10%)		10.43	10/29/2028	3,265,545	[f]	3,171,660
LABL, Inc., Initial Term Loan, (1 Month EURIBOR +5.00%)	EUR	8.86	10/29/2028	1,496,183	[f]	1,518,538
Mauser Packaging Solutions Holding Co., Initial Term Loan, (1 Month TSFR +4.00%)		9.33	8/10/2026	1,561,334	[f]	1,567,509

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Materials - 3.1% (continued)
Pregis TopCo LLC, First Lien Initial Term Loan, (1 Month TSFR +4.00%)		9.07	8/3/2026	2,600,000	[f]	2,604,173
Proampac PG Borrower LLC, Term Loan, (3 Month TSFR +4.50%)		9.81	9/15/2028	3,434,283	[f]	3,443,727
					25,321,823
Media - 1.8%
Cengage Learning, Inc., 2021 Refinancing Term Loan, (3 Month TSFR +5.01%)		10.33	7/14/2026	3,651,000	[f]	3,655,199
CSC Holdings LLC, Term Loan, (1 Month LIBOR +2.50%)		7.93	4/15/2027	2,989,624	[f]	2,807,690
Directv Financing LLC, Term Loan, (1 Month TSFR +5.00%)		10.44	8/2/2029	2,733,493	[f]	2,733,070
Fleet US Bidco, Inc., Facility B Loan, (1 Month TSFR +3.25%)		3.25	2/3/2031	2,552,857	[f]	2,554,453
Virgin Media SFA Finance, Facility Term Loan O, (1 Month EURIBOR +2.50%)	EUR	6.36	1/31/2029	2,500,000	[f]	2,668,225
					14,418,637
Metals & Mining - .4%
Arsenal AIC Parent LLC, 2024 Refinancing Term Loan B, (3 Month TSFR +3.75%)		9.07	8/19/2030	3,506,213	[f]	3,512,787
Real Estate - 1.1%
Cushman & Wakefield US Borrower LLC, 2023-2 Refinancing Term Loan, (1 Month TSFR +4.00%)		9.33	1/31/2030	3,160,000	[f]	3,160,000
Forest City Enterprises LP, Term Loan B, (1 Month TSFR +3.61%)		8.94	12/8/2025	3,435,000	[f]	3,301,670
Greystar Real Estate Partners LLC, Term Loan, (3 Month TSFR +3.75%)		9.12	8/21/2030	2,152,014	[f]	2,154,703
					8,616,373
Retailing - 2.5%
Breitling Financing Sarl, Term Loan B, (6 Month EURIBOR +3.93%)	EUR	7.81	10/22/2028	1,500,000	[f]	1,584,528
Foundation Building Materials, Inc., 2024 Incremental Term Loan, (1 Month TSFR +4.00%)		4.00	1/29/2031	2,485,000	[f]	2,487,435
Lakeshore Learning Materials LLC, Initial Term Loan, (1 Month TSFR +3.50%)		8.94	10/1/2028	1,861,010	[f]	1,861,941
Peer Holding III BV, Facility Term Loan B-4, (3 Month TSFR +3.25%)		8.60	10/26/2030	3,000,000	[f]	3,011,880

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Retailing - 2.5% (continued)
PetSmart, Inc., Initial Term Loan, (1 Month TSFR +3.85%)	9.18	2/12/2028	1,994,885	[f]	1,990,317
RH, Initial Term Loan, (1 Month TSFR +2.61%)	7.94	10/20/2028	2,612,330	[f]	2,548,250
SRS Distribution, Inc., 2021 Refinancing Term Loan, (1 Month TSFR +3.61%)	8.94	6/4/2028	2,493,606	[f]	2,493,606
Staples, Inc., 2019 Refinancing New Term Loan B-1, (1 Month LIBOR +5.00%)	10.44	4/13/2026	4,454,193	[f]	4,357,069
				20,335,026
Semiconductors & Semiconductor Equipment - .3%
MKS Instruments, Inc., 2023 Term Loan B, (1 Month TSFR +2.50%)	7.82	8/17/2029	2,767,948	[f]	2,768,197
Technology Hardware & Equipment - 2.5%
Atlas CC Acquisition Corp., First Lien Term Loan B, (3 Month TSFR +4.51%)	9.85	5/25/2028	2,223,801	[f]	1,995,172
Atlas CC Acquisition Corp., First Lien Term Loan C, (3 Month TSFR +4.51%)	9.85	5/25/2028	452,299	[f]	405,798
Foundever Worldwide Corp., Initial Dollar Term Loan, (1 Month TSFR +3.86%)	9.19	8/28/2028	1,942,172	[f]	1,869,953
McAfee Corp., Term Loan B, (1 Month TSFR +3.85%)	9.18	3/1/2029	3,819,209	[f]	3,811,016
Optiv Parent, Inc., Term Loan, (3 Month TSFR +5.25%)	10.57	8/26/2026	2,861,732	[f]	2,776,954
Peraton Corp., First Lien Term Loan B, (1 Month TSFR +3.85%)	9.18	2/1/2028	3,367,932	[f]	3,375,644
Perforce Software, Inc., Term Loan, (1 Month TSFR +3.85%)	9.18	7/1/2026	3,390,998	[f]	3,367,990
Virtusa Corp., Term Loan B, (1 Month TSFR +3.86%)	9.19	2/11/2028	2,483,412	[f]	2,484,964
				20,087,491
Telecommunication Services - 3.4%
Altice France SA, USD Term Loan B-14, (3 Month TSFR +5.50%)	10.81	8/31/2028	5,142,286	[f]	4,756,615
Altice France SA, USD TLB-13 Incremental Term Loan, (3 Month LIBOR +4.00%)	9.57	8/14/2026	1,000,000	[f]	980,835
CCI Buyer, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.00%)	9.35	12/17/2027	3,672,016	[f]	3,653,711
Consolidated Communications, Term Loan B-1, (1 Month TSFR +3.61%)	8.94	10/4/2027	2,485,000	[f]	2,342,112

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Telecommunication Services - 3.4% (continued)
Crown Subsea Communications Holding, Inc., Intial Term Loan, (3 Month TSFR +4.75%)	10.07	1/30/2031	2,753,080	[f]	2,770,287
Frontier Communications Holdings LLC, New Term Loan B, (1 Month TSFR +3.86%)	9.19	10/8/2027	2,474,923	[f]	2,469,181
Iridium Satellite LLC, Cov-Lite Term Loan B, (1 Month TSFR +2.50%)	7.83	9/20/2030	1,844,193	[f]	1,844,571
Level 3 Financing, Inc., 2027 Tranche Term Loan B, (1 Month TSFR +1.75%)	7.20	3/1/2027	1,560,000	[f]	1,528,153
Lumen Technologies, Inc., Term Loan B, (1 Month TSFR +2.36%)	7.69	3/15/2027	2,873,974	[f]	2,104,741
Telesat LLC, Term Loan B-5, (3 Month TSFR +3.01%)	8.35	12/7/2026	4,000,000	[f]	2,407,500
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (1 Month TSFR +3.11%)	8.44	3/9/2027	3,100,000	[f]	2,799,036
				27,656,742
Transportation - .7%
ASP LS Acquisition Corp., First Lien Initial Term Loan, (3 Month TSFR +4.93%)	10.40	5/7/2028	2,654,772	[f]	2,492,167
PODS LLC, Term Loan, (1 Month TSFR +3.11%)	8.44	3/31/2028	3,276,620	[f]	3,230,092
				5,722,259
Utilities - 2.4%
Compass Power Generation, Tranche Term Loan B-2, (1 Month TSFR +4.36%)	9.69	4/14/2029	3,125,379	[f]	3,149,257
Eastern Power LLC, Term Loan, (1 Month TSFR +3.86%)	9.19	10/2/2025	3,919,764	[f]	3,916,099
Generation Bridge Northeast LLC, Term Loan B, (1 Month TSFR +4.25%)	9.58	8/7/2029	2,107,423	[f]	2,116,654
Hamilton Projects Acquiror LLC, Term Loan, (1 Month TSFR +4.61%)	9.94	6/28/2027	3,796,115	[f]	3,805,454
Invenergy Thermal Operating I LLC, Term Loan B, (3 Month SOFR +4.61%)	9.91	8/14/2029	1,703,878	[f]	1,711,333
Invenergy Thermal Operating I LLC, Term Loan C, (3 Month SOFR +4.36%)	9.66	8/14/2029	140,816	[f]	141,432

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 86.9% (continued)
Utilities - 2.4% (continued)
NGL Energy Operating LLC, Intial Term Loan, (1 Month TSFR +4.50%)	9.83	2/3/2031	2,284,000	[f]	2,294,712
Potomac Energy Center LLC, Term Loan, (3 Month TSFR +6.26%)	11.61	9/30/2026	2,756,124	[f]	2,611,428
				19,746,369
Total Floating Rate Loan Interests (cost $702,465,408)			710,619,898
			Shares
Exchange-Traded Funds - 3.0%
Registered Investment Companies - 3.0%
Invesco Senior Loan ETF			296,775		6,267,888
iShares 5-10 Year Investment Grade Corporate Bond ETF			66,900	[b]	3,420,597
iShares 7-10 Year Treasury Bond ETF			8,990		847,038
iShares iBoxx High Yield Corporate Bond ETF			34,650	[b]	2,679,484
iShares iBoxx Investment Grade Corporate Bond ETF			26,040	[b]	2,803,467
SPDR Blackstone Senior Loan ETF			150,095	[b]	6,309,994
SPDR Bloomberg High Yield Bond ETF			23,050		2,180,991
Total Exchange-Traded Funds (cost $24,187,186)			24,509,459
	1-Day Yield (%)
Investment Companies - 5.4%
Registered Investment Companies - 5.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $44,023,081)	5.41		44,023,081	[h]	44,023,081

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $18,675,112)	5.41	18,675,112	[h] 18,675,112
Total Investments (cost $851,457,491)		105.2%	859,744,485
Liabilities, Less Cash and Receivables		(5.2%)	(42,614,138)
Net Assets		100.0%	817,130,347

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor's Depository Receipt

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At February 29, 2024, the value of the fund’s securities on loan was $18,199,848 and the value of the collateral was $18,675,112, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $58,695,439 or 7.18% of net assets.

e Payment-in-kind security and interest may be paid in additional par.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	21.1
Technology	14.5
Consumer, Cyclical	12.9
Industrial	11.5
Financial	11.3
Investment Companies	10.7
Communications	10.1
Basic Materials	3.7
Collateralized Loan Obligations	2.8
Utilities	2.8
Energy	2.7
Diversified	.8
Government	.3
105.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2023	Purchases ($)†	Sales ($)	Value ($) 2/29/2024	Dividends/ Distributions ($)
Registered Investment Companies - 5.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.4%	48,534,112	234,033,977	(238,545,008)	44,023,081	1,643,523
Investment of Cash Collateral for Securities Loaned - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.3%	10,808,894	107,964,603	(100,098,385)	18,675,112	63,036	††
Total - 7.7%	59,343,006	341,998,580	(338,643,393)	62,698,193	1,706,559

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Citigroup Global Markets Inc.
United States Dollar	2,094,025	British Pound	1,660,000	3/12/2024	(1,534)
United States Dollar	57,128,436	Euro	53,005,000	3/12/2024	(186,758)
Gross Unrealized Depreciation					(188,292)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,199,848)—Note 1(c):
Unaffiliated issuers	788,759,298	797,046,292
Affiliated issuers	62,698,193	62,698,193
Cash		3,955,922
Cash denominated in foreign currency	2,672,401	2,684,475
Receivable for investment securities sold		29,048,514
Dividends, interest and securities lending income receivable		5,439,283
Receivable for shares of Common Stock subscribed		292,003
Cash collateral held by broker—Note 4		280,000
Prepaid expenses		43,598
		901,488,280
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		428,346
Payable for investment securities purchased		64,359,119
Liability for securities on loan—Note 1(c)		18,675,112
Payable for shares of Common Stock redeemed		570,090
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		188,292
Directors’ fees and expenses payable		19,249
Other accrued expenses		117,725
		84,357,933
Net Assets ($)		817,130,347
Composition of Net Assets ($):
Paid-in capital		941,108,700
Total distributable earnings (loss)		(123,978,353)
Net Assets ($)		817,130,347

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	12,708,253	1,028,374	226,022,156	577,371,564
Shares Outstanding	1,137,227	92,123	20,288,367	51,889,528
Net Asset Value Per Share ($)	11.17	11.16	11.14	11.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2024 (Unaudited)

Investment Income ($):
Income:
Interest	38,665,182
Dividends:
Unaffiliated issuers	757,337
Affiliated issuers	1,643,523
Income from securities lending—Note 1(c)	63,036
Total Income	41,129,078
Expenses:
Management fee—Note 3(a)	2,565,057
Loan commitment fees—Note 2	150,820
Professional fees	79,117
Directors’ fees and expenses—Note 3(d)	55,434
Registration fees	47,777
Shareholder servicing costs—Note 3(c)	38,642
Prospectus and shareholders’ reports	9,332
Chief Compliance Officer fees—Note 3(c)	6,976
Distribution fees—Note 3(b)	3,398
Custodian fees—Note 3(c)	1,502
Miscellaneous	33,574
Total Expenses	2,991,629
Less—reduction in expenses due to undertaking—Note 3(a)	(296)
Less—reduction in fees due to earnings credits—Note 3(c)	(759)
Net Expenses	2,990,574
Net Investment Income	38,138,504
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(540,595)
Net realized gain (loss) on forward foreign currency exchange contracts	661,338
Net Realized Gain (Loss)	120,743
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,864,389
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,453
Net Change in Unrealized Appreciation (Depreciation)	6,866,842
Net Realized and Unrealized Gain (Loss) on Investments	6,987,585
Net Increase in Net Assets Resulting from Operations	45,126,089

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Operations ($):
Net investment income	38,138,504	61,434,477
Net realized gain (loss) on investments	120,743	(30,426,620)
Net change in unrealized appreciation (depreciation) on investments	6,866,842	32,515,166
Net Increase (Decrease) in Net Assets Resulting from Operations	45,126,089	63,523,023
Distributions ($):
Distributions to shareholders:
Class A	(584,578)	(1,098,468)
Class C	(38,243)	(57,563)
Class I	(8,621,990)	(8,260,788)
Class Y	(28,950,367)	(49,494,146)
Total Distributions	(38,195,178)	(58,910,965)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,264,145	2,775,236
Class C	289,174	287,583
Class I	142,787,352	132,803,376
Class Y	77,017,904	189,237,255
Distributions reinvested:
Class A	571,770	1,031,325
Class C	34,411	51,638
Class I	8,588,018	8,207,783
Class Y	8,318,503	14,570,014
Cost of shares redeemed:
Class A	(3,297,508)	(11,121,282)
Class C	(17,350)	(399,171)
Class I	(64,260,043)	(148,399,225)
Class Y	(123,901,060)	(282,802,820)
Increase (Decrease) in Net Assets from Capital Stock Transactions	48,395,316	(93,758,288)
Total Increase (Decrease) in Net Assets	55,326,227	(89,146,230)
Net Assets ($):
Beginning of Period	761,804,120	850,950,350
End of Period	817,130,347	761,804,120

	Six Months Ended February 29, 2024 (Unaudited)	Year Ended August 31, 2023
Capital Share Transactions (Shares):
Class Aa
Shares sold	204,880	255,040
Shares issued for distributions reinvested	51,954	95,413
Shares redeemed	(299,051)	(1,027,249)
Net Increase (Decrease) in Shares Outstanding	(42,217)	(676,796)
Class Ca
Shares sold	26,168	26,712
Shares issued for distributions reinvested	3,129	4,779
Shares redeemed	(1,571)	(36,905)
Net Increase (Decrease) in Shares Outstanding	27,726	(5,414)
Class Ib
Shares sold	12,978,331	12,197,706
Shares issued for distributions reinvested	782,469	760,911
Shares redeemed	(5,854,276)	(13,759,747)
Net Increase (Decrease) in Shares Outstanding	7,906,524	(801,130)
Class Yb
Shares sold	7,000,976	17,532,972
Shares issued for distributions reinvested	759,181	1,353,499
Shares redeemed	(11,259,499)	(26,228,209)
Net Increase (Decrease) in Shares Outstanding	(3,499,342)	(7,341,738)

[a]

During the period ended February 29, 2024, 47 Class C shares representing $516 were automatically converted to 47 Class A shares and during the period ended August 31, 2023, 15 Class C shares representing $163 were automatically converted to 15 Class A shares.

[b]

During the period ended February 29, 2024, 561,553 Class Y shares representing $6,177,130 were exchanged for 560,746 Class I shares and during the period ended August 31, 2023, 952,587 Class Y shares representing $10,290,185 were exchanged for 951,229 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.08	10.97	11.50	11.16	11.64	12.07
Investment Operations:
Net investment income[a]	.51	.83	.45	.46	.55	.65
Net realized and unrealized gain (loss) on investments	.02	.10	(.54)	.33	(.48)	(.47)
Total from Investment Operations	.53	.93	(.09)	.79	.07	.18
Distributions:
Dividends from net investment income	(.44)	(.82)	(.44)	(.45)	(.55)	(.61)
Net asset value, end of period	11.17	11.08	10.97	11.50	11.16	11.64
Total Return (%)[b]	5.67[c]	8.97	(.83)	7.18	.69	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.04	1.06	1.10	1.19	1.12
Ratio of net expenses to average net assets	1.04[d]	1.02	1.03	1.04	1.04	1.02
Ratio of net investment income to average net assets	9.38[d]	7.77	4.05	4.01	4.74	5.26
Portfolio Turnover Rate	42.39[c]	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	12,708	13,068	20,367	17,093	6,634	26,637

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.07	10.96	11.49	11.15	11.63	12.06
Investment Operations:
Net investment income[a]	.48	.79	.36	.36	.44	.54
Net realized and unrealized gain (loss) on investments	.01	.06	(.53)	.34	(.45)	(.45)
Total from Investment Operations	.49	.85	(.17)	.70	(.01)	.09
Distributions:
Dividends from net investment income	(.40)	(.74)	(.36)	(.36)	(.47)	(.52)
Net asset value, end of period	11.16	11.07	10.96	11.49	11.15	11.63
Total Return (%)[b]	5.29[c]	8.15	(1.54)	6.36	(.05)	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.86[d]	1.88	1.89	1.94	1.84	1.80
Ratio of net expenses to average net assets	1.79[d]	1.77	1.78	1.79	1.79	1.77
Ratio of net investment income to average net assets	8.63[d]	7.20	3.30	3.26	3.94	4.52
Portfolio Turnover Rate	42.39[c]	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	1,028	713	765	451	808	1,745

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.05	10.94	11.47	11.14	11.62	12.05
Investment Operations:
Net investment income[a]	.54	.87	.48	.48	.54	.68
Net realized and unrealized gain (loss) on investments	.00[b]	.09	(.54)	.33	(.44)	(.47)
Total from Investment Operations	.54	.96	(.06)	.81	.10	.21
Distributions:
Dividends from net investment income	(.45)	(.85)	(.47)	(.48)	(.58)	(.64)
Net asset value, end of period	11.14	11.05	10.94	11.47	11.14	11.62
Total Return (%)	5.84[c]	9.25	(.56)	7.38	1.06	1.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[d]	.77	.82	.86	.85	.82
Ratio of net expenses to average net assets	.78[d]	.77	.78	.79	.79	.77
Ratio of net investment income to average net assets	9.64[d]	8.11	4.30	4.26	4.90	5.58
Portfolio Turnover Rate	42.39[c]	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	226,022	136,816	144,274	105,019	70,716	89,078

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	February 29, 2024	Year Ended August 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.03	10.93	11.45	11.12	11.60	12.03
Investment Operations:
Net investment income[a]	.53	.89	.49	.49	.55	.66
Net realized and unrealized gain (loss) on investments	.02	.06	(.54)	.32	(.44)	(.44)
Total from Investment Operations	.55	.95	(.05)	.81	.11	.22
Distributions:
Dividends from net investment income	(.45)	(.85)	(.47)	(.48)	(.59)	(.65)
Net asset value, end of period	11.13	11.03	10.93	11.45	11.12	11.60
Total Return (%)	5.85[b]	9.31	(.45)	7.44	1.03	1.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.73	.73	.75	.75	.73
Ratio of net expenses to average net assets	.74[c]	.73	.73	.75	.75	.73
Ratio of net investment income to average net assets	9.68[c]	8.19	4.35	4.30	4.95	5.55
Portfolio Turnover Rate	42.39[b]	91.95	59.58	81.57	93.27	86.44
Net Assets, end of period ($ x 1,000)	577,372	611,207	685,544	629,495	578,055	790,351

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the fund, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As sub-adviser to the fund, the Sub-Adviser, subject to the Adviser’s supervision, provides day-to-day management of the fund’s investments. The Sub-Adviser, 9 West 57th Street, Suite 4920, New York, NY 10019, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. The Sub-Adviser is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the

Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities and exchanged-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	22,683,149	-	22,683,149
Corporate Bonds	-	39,233,786	-	39,233,786
Exchange-Traded Funds	24,509,459	-	-	24,509,459
Floating Rate Loan Interests	-	710,619,898	-	710,619,898
Investment Companies	62,698,193	-	-	62,698,193
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(188,292)	-	(188,292)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 29, 2024, BNY Mellon earned $8,595 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of February 29, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Assets ($)		Liabilities ($)
Securities Lending	18,199,848		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	18,199,848		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(18,199,848)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

Subordinated Securities Risk: Holders of securities that are subordinated or “junior” to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than nonsubordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Loan Valuation Risk: Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

High Yield Securities Risk: High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 29, 2024, the Board declared a cash dividend of $.080, $.073, $.082 and $.082 per share from undistributed net investment income for Class A, Class C, Class I and Class Y shares, respectively, payable on March 1, 2024, to shareholders of record as of the close of business on February 29, 2024. The ex-dividend date was March 1, 2024.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $139,748,288 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $32,182,263 of short-term capital losses and $107,566,025 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 was as follows: ordinary income $58,910,965. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Management has evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2023 through December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 29, 2024, the Adviser may terminate the expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $296 during the period ended February 29, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended February 29, 2024, the Distributor retained $145 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 29, 2024, Class C shares were charged $3,398 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2024, Class A and Class C shares were charged $15,376 and $1,133, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2024, the fund was charged $3,515 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $759.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $1,502 pursuant to the custody agreement.

During the period ended February 29, 2024, the fund was charged $6,976 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $419,313, Distribution Plan fees of $558, Shareholder Services Plan fees of $2,659, Custodian fees of $1,600, Chief Compliance Officer fees of $2,103 and Transfer Agent fees of $2,113.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended February 29, 2024, amounted to $370,695,926 and $322,033,658, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 29, 2024, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

one single net payment in the event of default or termination. Rule 18f-4 under the Act, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended February 29, 2024 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at February 29, 2024 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At February 29, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(188,292)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(188,292)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(188,292)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 29, 2024:

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
Citigroup Global Markets Inc.	(188,292)		-	-	(188,292)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following table summarizes the average market value of derivatives outstanding during the period ended February 29, 2024:

Average Market Value ($)
Forward contracts	64,877,725

At February 29, 2024, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $8,098,702, consisting of $12,915,054 gross unrealized appreciation and $4,816,352 gross unrealized depreciation.

At February 29, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

ADDITIONAL INFORMATION (Unaudited) (continued)

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Floating Rate Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street,

Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6240SA0224

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 22, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)